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                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                                ______________

                                   FORM 8-K
                                CURRENT REPORT

                        PURSUANT TO SECTION 13 OR 15(d)
                    OF THE SECURITIES EXCHANGE ACT OF 1934

      DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): NOVEMBER 1, 2000

                                ______________

                        CONCENTRA OPERATING CORPORATION
            (Exact name of Registrant as specified in its charter)


            Nevada                         001-15699            75-2822620
       (State or other          (Commission File Number)     (I.R.S. Employer
jurisdiction of incorporation)                            Identification Number)

      5080 Spectrum Drive
     Suite 400 - West Tower                                        75001
        Addison, Texas                                           (Zip code)
     (Address of principal
       executive offices)



      Registrant's telephone number, including area code: (972) 364-8000

                                Not Applicable
                 (former address if changed since last report)

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Concentra Reports Third Quarter Results
Page 2
November 1, 2000


Item 5. Other Events

See the press release attached hereto as Exhibit 99.1 dated November 1, 2000, announcing financial results for the quarter ended September 30, 2000, for Concentra Operating Corporation.

Item 7. Financial Statements and Exhibits

(c) Exhibits

99.1    Press Release of the Registrant dated November 1, 2000


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Concentra Reports Third Quarter Results
Page 3
November 1, 2000



                                  SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                           CONCENTRA OPERATING CORPORATION
                                           (Registrant)


                                           By:     /s/ Richard A. Parr II
                                                   -----------------------------
                                           Name:   Richard A. Parr II
                                           Title:  Executive Vice President,
                                                   General Counsel & Secretary

Date:  November 6,  2000

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Concentra Reports Third Quarter Results
Page 5
November 1, 2000


                               INDEX TO EXHIBITS

EXHIBIT
NUMBER

99.1     Press Release of Registrant dated November 1, 2000

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